UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2026

STRATEGY INC

(Exact name of registrant as specified in its charter)

Delaware	001-42509	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
10.00% Series A Perpetual Strife Preferred Stock, $0.001 par value per share	STRF	The Nasdaq Global Select Market
Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share	STRC	The Nasdaq Global Select Market
8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share	STRK	The Nasdaq Global Select Market
10.00% Series A Perpetual Stride Preferred Stock, $0.001 par value per share	STRD	The Nasdaq Global Select Market
Class A common stock, $0.001 par value per share	MSTR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

ATM Update

On August 3, 2026, Strategy Inc ("Strategy") announced an update with respect to sales made under its at-the-market offering program ("ATM") of the following securities:

	During Period July 27, 2026 to August 2, 2026			As of August 2, 2026
Security	Shares Sold(1)	Notional Value (in millions) (2)	Net Proceeds (in millions) (3)	Available for Issuance and Sale (in millions)(4)
STRF Stock	-	$-	$-	$1,619.3
10.00% Series A Perpetual Strife Preferred Stock
STRC Stock	-	$-	$-	$17,510.8
Variable Rate Series A Perpetual Stretch Preferred Stock
STRK Stock	-	$-	$-	$2,100.0
8.00% Series A Perpetual Strike Preferred Stock
STRD Stock	-	$-	$-	$4,014.8
10.00% Series A Perpetual Stride Preferred Stock
MSTR Stock	3,011,361	$-	$ 290.6 (5)	$22,690.5
Class A Common Stock
Total			$290.6

(1) Includes shares sold but not yet settled as of July 31, 2026.

(2) The total face value of the shares of preferred stock sold, which is used to calculate dividends thereon.

(3) Net proceeds are presented net of sales commission.

(4) As previously disclosed, on March 23, 2026, Strategy announced a new $21.0 billion offering of MSTR Stock (the “MSTR Increase”). The MSTR Stock amount available for issuance reflects the aggregate remaining capacity of both the current offering and the MSTR Increase. Sales under the MSTR Increase may begin once capacity under the existing offering is substantially depleted.

(5) $250.0 million in proceeds from MSTR Stock sales were used to increase the USD Reserve, $28.9 million in proceeds from MSTR Stock sales were used to fund repurchases of STRC Stock under the Digital Credit Securities Repurchase Program, and $11.7 million in proceeds from MSTR Stock sales were added to Strategy's cash balance.

BTC Update

On August 3, 2026, Strategy announced updates with respect to its bitcoin holdings:

During Period July 27, 2026 to August 2, 2026			As of August 2, 2026
BTC Sold (1)	Aggregate Sale Price (in millions) (2)	Average Sale Price (2)	Aggregate BTC Holdings	Aggregate Purchase Price (in billions) (2)	Average Purchase Price (2)
1,638	$104.73	$63,957	842,138	$63.51	$75,419

(1) $52.4 million in proceeds from the bitcoin sales were used to fund dividends on Strategy's preferred stock and $52.3 million in proceeds from the bitcoin sales were used to fund repurchases of STRC Stock under the Digital Credit Securities Repurchase Program.

(2) Aggregate and average purchase prices are inclusive of fees and expenses; aggregate and average sale prices are net of fees and expenses.

Repurchase Program Updates

On August 3, 2026, Strategy announced an update with respect to its share repurchase program of the following securities:

During Period July 27, 2026 to August 2, 2026
Security	Shares Repurchased	Aggregate Purchase Price (in millions)
STRF Stock(1)	-	$-
10.00% Series A Perpetual Strife Preferred Stock
STRC Stock(1)	912,143	$81.2
Variable Rate Series A Perpetual Stretch Preferred Stock
STRK Stock(1)	-	$-
8.00% Series A Perpetual Strike Preferred Stock
STRD Stock(1)	-	$-
10.00% Series A Perpetual Stride Preferred Stock
MSTR Stock(2)	-	$-
Class A Common Stock
Total
	912,143	$81.2

(1) $893.8 million aggregate purchase price of Strategy’s preferred stock remains available under the Digital Credit Securities Repurchase Program previously announced on June 29, 2026.

(2) $1.0 billion aggregate purchase price of Strategy’s class A common stock remains available under the MSTR Repurchase Program previously announced on June 29, 2026.

Dividend Rate on Variable Rate Series A Perpetual Stretch Preferred Stock

On July 31, 2026, Strategy announced that it will maintain the regular dividend rate per annum on STRC Stock effective for semi-monthly periods commencing on or after August 16, 2026 at 12.00%. Strategy announced this rate via its website, www.strategy.com/strc. Such rate shall have no effect on any previously declared but unpaid dividends on STRC Stock. As previously announced, management does not intend to recommend to our board of directors a change from the current 12.00% per annum dividend rate for STRC Stock until STRC Stock demonstrates sustained trading at or near its $100 stated amount.

Cash Dividend Declaration

On July 31, 2026, Strategy’s board of directors declared semi-monthly cash dividends on STRC Stock, payable on August 31, 2026 to stockholders of record as of 5:00 p.m., New York City time on August 15, 2026, and payable on September 15, 2026 to stockholders of record as of 5:00 p.m., New York City time on August 31, 2026, as summarized in the table below.

Preferred Stock	Ticker	Period	Cash Dividend Per Share
Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share	STRC	Semi-monthly period ending August 31, 2026	$0.50(1)
Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share	STRC	Semi-monthly period ending September 15, 2026	$0.50(1)

(1) The cash dividend declared on STRC Stock for each semi-monthly period represents a per annum dividend rate of 12.00%.

Expected Tax Treatment

As of August 3, 2026, Strategy expects that the dividends payable on August 31, 2026, and September 15, 2026, will be characterized as non-taxable returns of capital to the extent of a shareholder’s tax basis in their STRC Stock for U.S. federal income tax purposes. Special tax considerations may apply to certain taxpayers based on their specific circumstances. Shareholders should consult their own tax advisors regarding the U.S. federal, state, local, and any non-U.S. tax consequences to them in connection with the receipt of distributions.

USD Reserve Update

Strategy maintains a US dollar reserve (the "USD Reserve") intended to support the payment of dividends on Strategy’s preferred stock and interest on its outstanding indebtedness.

As of August 2, 2026, the balance of the USD Reserve is $4.0 billion. This amount includes expected cash proceeds from shares sold under Strategy’s ATM that had not yet settled as of such date.

Item 7.01 Regulation FD Disclosure.

Strategy Dashboard

Strategy also maintains a dashboard on its website (www.strategy.com) as a disclosure channel for providing broad, non-exclusionary distribution of information regarding Strategy to the public, including information regarding market prices of its outstanding securities, bitcoin purchases and holdings, certain key performance indicator metrics and other supplemental information, and as one means of disclosing non-public information in compliance with its disclosure obligations under Regulation FD. Investors and others are encouraged to regularly review the information that Strategy makes public via the website dashboard.

Furnished Information

The information disclosed pursuant to Item 7.01 in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Statements in this Current Report on Form 8-K about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the tax-deferred return of capital treatment and dividend rate of dividends on our preferred stock, including Strategy’s Variable Rate Series A Perpetual Stretch Preferred Stock, and the payment of dividends described in this Current Report on Form 8-K. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the uncertainties related to Strategy’s future results of operations, its expectation regarding the tax-deferred return of capital treatment of dividends on Strategy's preferred stock, fluctuations in tax benefits or provisions, assumptions underlying Strategy’s projections, and the other factors discussed under the caption “Risk Factors” in Strategy's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on May 6, 2026 and the risks described in other filings that Strategy may make with the SEC. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and Strategy specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2026	Strategy Inc (Registrant)

	By:	/s/ Thomas C. Chow
	Name:	Thomas C. Chow
	Title:	Executive Vice President & General Counsel